UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2005
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-31565                06-1377322
------------------------------    -------------------------   ------------------
(State or other jurisdiction       Commission File Number     (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                            -------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K
                           --------------------------



ITEM 7.01         Regulation FD Disclosure
                  ------------------------

                  On February 18, 2005, New York Community Bancorp, Inc. (the "Company") issued a news release announcing that its Annual Meeting of Shareholders will be held on June 1, 2005, with a record date of April 8, 2005. The news release is attached hereto as Exhibit 99.1.

ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Financial statements of businesses acquired

                           Not applicable.

                  (b)      Pro forma financial information

                           Not applicable.

                  (c) Attached as Exhibit 99.1 is the news release issued on February 18, 2005 to announce the date of the Company's 2005 Annual Meeting of Shareholders.

                                    SIGNATURE
                                    ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 18, 2005               NEW YORK COMMUNITY BANCORP, INC.
---------------------------
        Date
                                /s/ Joseph R. Ficalora
                                ------------------------------------------------
                                Joseph R. Ficalora
                                President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



99.1 News release issued on February 18, 2005 announcing the date of the Company's Annual Meeting of Shareholders.